UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

October 13, 2026

ESPEY MFG. & ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New York	001-04383	14-1387171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866

(Address of principal executive offices)

(518) 584-4100

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.33-1/3 par value	ESP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On October 13, 2026, upon the recommendation and approval of the Audit Committee of the Board of Directors of Espey Mfg. & Electronics Corp. (the “Company”), the Company dismissed WithumSmith+Brown, PC (“Withum”) as its independent registered public accounting firm. Concurrently, following the completion of an evaluation process, the Audit Committee selected PKF O’Connor Davies (“PKF”) as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2027, subject to the completion of PKF’s standard client acceptance procedures.

Withum’s reports on the Company’s financial statements as of and for the fiscal years ended June 30, 2025 and June 30, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2025 and June 30, 2026 there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Withum on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Withum’s satisfaction, would have caused Withum to make reference thereto in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the disclosures it is making in this Current Report on Form 8-K and has requested that Withum furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with these statements. A copy of Withum’s letter, dated October 15, 2026, is attached hereto as Exhibit 16.1.

During the fiscal years ended June 30, 2025 and June 30, 2026, neither the Company nor anyone on its behalf has consulted with PKF regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

Exhibit No.	Document
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, October 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	ESPEY MFG. & ELECTRONICS CORP.

	By:	/s/ Kaitlyn O’Neil
Kaitlyn O’Neil
Chief Financial Officer

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